UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2014
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FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51845	56-6000442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1475 Peachtree Street, NE
Atlanta, GA 30309
(Address of principal executive offices)

(404) 888-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2014, the Federal Home Loan Bank of Atlanta (the “Bank”) declared elected the following individuals in the Bank’s 2014 election of directors:

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Miriam Lopez, President, Chief Lending Officer and Director, Marquis Bank, Coral Gables, FL, an incumbent member director, was re-elected to fill the member directorship that the Federal Housing Finance Agency (“Finance Agency”) designated for the state of Florida;

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Richard A. Whaley, President, Chief Executive Officer and Director, Citizens Bank of Americus, Americus, GA, was re-elected to fill the member directorship that the Finance Agency designated for the state of Georgia;

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Kim C. Liddell, Chairman, President and Chief Executive Officer, The National Bank of Cambridge, Cambridge, MD, was elected to fill the member directorship that the Finance Agency designated for the state of Maryland; and

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Jonathan Kislak, Chairman of the board, Antares Capital Corporation, Miami Shores, FL, an incumbent director, was re-elected to fill an independent directorship (together with Ms. Lopez and Messrs. Whaley and Liddell, the “Directors-elect”).

Each of the Directors-elect will begin serving a four-year term on January 1, 2015. The Bank has not yet determined on which committees each of the foregoing Directors-elect will serve beginning in 2015. The Bank conducted the director elections in accordance with the provisions of the Federal Home Loan Bank Act (the “Act”) and the rules and regulations of the Finance Agency.

The Bank is a cooperative and conducts business primarily with its members, which are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Act and Finance Agency regulations, the Bank also issues consolidated obligations through the Office of Finance, maintains a portfolio of short-term and long-term investments, enters into derivative transactions, and provides certain cash management and other services; in each case, with members, housing associates or other third parties of which directors may serve as officers or directors. All such transactions are made in the ordinary course of the Bank’s business and are subject to the same Bank policies as transactions with the Bank’s members, housing associates and third parties generally. Pursuant to Finance Agency regulation, the Bank’s member directors serve as officers or directors of a Bank member.

The Bank expects to compensate the Directors-elect in accordance with the Bank’s Directors’ Compensation Policy. They also will be entitled to participate in the Bank’s Non-qualified Deferred Compensation Plan, under which each Bank director has the opportunity to defer all or a portion of the amount of his or her compensation. The form and amount of any compensation to all directors, including the Directors-elect, is subject to approval by the board of directors of the Bank and subject to the Act and Finance Agency regulations.

On September 27, 2014, Donna C. Goodrich, a member director representing the state of North Carolina, notified the Bank that she will resign from the Bank’s board of directors effective December 31, 2014, due to increased professional responsibilities at Branch Banking & Trust Company, where Ms. Goodrich serves as senior executive vice president. In accordance with the Federal Home Loan Bank Act, the Bank’s board of directors will elect a director to fill the vacancy for the member directorship designated for the state of North Carolina.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2014 election of directors was conducted by mail. No in-person meeting of the members was held in connection with the 2014 election of directors. On September 26, 2014, the Bank tallied the preliminary voting results for the 2014 election of directors, which the Bank declared final as described in Item 5.02 of this Current Report.

Member Director Election

As discussed in Item 5.02 of this Current Report, the Bank conducted an election for one member director in each of Florida, Georgia, and Maryland. The following is a tally of the vote for each such directorship:

Florida	Total Number of Members Eligible to Vote	223
	Number of Members Voting	93
	Total Number of Eligible Votes	2,405,183
	Number of Eligible Votes Cast	926,348

Name	Member	Number of Votes Received

Miriam Lopez (elected)	President, Chief Lending Officer and Director, Marquis Bank, Coral Gables, FL	423,715
Brian Eagleston	Executive Vice President and Chief Financial Officer, FineMark National Bank & Trust, Fort Myers, FL	112,974
Charles J. Gisler, Jr.	Executive Vice President, Chief Financial Officer and Chief Operations Officer, Marine Bank & Trust Company, Vero Beach, FL	186,989
Dennis B. Holthaus	Senior Vice President and Chief Financial Officer, Achieva Credit Union, Dunedin, FL	88,439
George G. Joseph	President and Chief Executive Officer, Dade County Federal Credit Union, Miami, FL	114,231

Georgia	Total Number of Members Eligible to Vote	216
	Number of Members Voting	145
	Total Number of Eligible Votes	1,389,861
	Number of Eligible Votes Cast	966,447

Name	Member	Number of Votes Received

Richard A. Whaley (elected)	President, Chief Executive Officer and Director, Citizens Bank of Americus, Americus, GA	930,615
Patrick M. Frawley	Chief Executive Officer and Director, Community & Southern Bank, Atlanta, GA	6,942
Douglas L. Williams	President, Chief Executive Officer and Director, Atlantic Capital Bank, Atlanta, GA	28,890

Maryland	Total Number of Members Eligible to Vote	101
	Number of Members Voting	57
	Total Number of Eligible Votes	968,809
	Number of Eligible Votes Cast	557,560

Name	Member	Number of Votes Received

Kim C. Liddell (elected)	Chairman, President and Chief Executive Officer, The National Bank of Cambridge, Cambridge, MD	272,624
Steven L. Arbaugh	Senior Vice President, Finance, Chief Financial Officer, State Employees Credit Union of Maryland, Linthicum, MD	103,063
Martin M. Breland	President/Chief Executive Officer, Tower Federal Credit Union, Laurel, MD	69,007
Ronald D. Paul	President, Chairman and Chief Executive Officer, EagleBank, Bethesda, MD	112,866

Independent Director Election

The Bank conducted an election for one at-large independent director. Under Finance Agency regulations, a candidate for an independent directorship must receive at least 20 percent of the number of votes eligible to be cast in the election to be elected when the number of nominees is equal to the number of independent directorships to be filled in an election. The results of the vote for the independent director are as follows:

Total Number of Members Eligible to Vote			994
Total Number of Eligible Votes			11,680,856
Finance Agency 20% Threshold Requirement			2,336,171

Name	Affiliation	Number of Members Voting	Number of Votes Received

Jonathan Kislak (elected)	Chairman of the Board Antares Capital Corporation, Miami Shores, FL	370	4,244,132

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Atlanta

Date: October 2, 2014	By: /s/ Reginald T. O'Shields
By: Reginald T. O'Shields
Senior Vice President and
General Counsel